UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2015

HUDSON CITY BANCORP, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	0-26001	22-3640393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

West 80 Century Road Paramus, New Jersey	07652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on October 30, 2015 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 27, 2012 (as amended, the “Merger Agreement”), by and among M&T Bank Corporation, a New York business corporation (“M&T”), Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”), and Wilmington Trust Corporation, a Delaware corporation and wholly owned subsidiary of M&T (“WTC”), pursuant to which Hudson City merged with and into WTC, with WTC as the surviving entity, effective on November 1, 2015.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of November 1, 2015, pursuant to the Merger Agreement, Hudson City merged into WTC, with WTC surviving the merger. Immediately following completion of the merger, Hudson City Savings Bank merged with and into M&T’s wholly owned subsidiary, Manufacturers and Traders Trust Company (“M&T Bank”), with M&T Bank continuing as the surviving bank.

At the effective time of the merger, pursuant to the Merger Agreement, each share of Hudson City common stock was converted into the right to receive either 0.08403 of a share of M&T common stock (the “exchange ratio”) or cash having a value equal to the product of the exchange ratio multiplied by the average closing price of M&T common stock for the ten trading days immediately prior to the completion of the merger (such stock or cash, the “merger consideration”), depending on the election of the holder of such share of Hudson City common stock and subject to the proration and adjustment procedures as specified in the Merger Agreement.

At the effective time of the merger,

(i)	each outstanding and unexercised option to purchase shares of Hudson City common stock, whether vested or unvested, was converted into an option to purchase shares of M&T common stock equal to the product of (x) the number of shares of Hudson City common stock that were purchasable under the option immediately before the effective time of the merger and (y) exchange ratio, and having an exercise price equal to (x) the per share exercise price of the option in effect immediately before the effective time of the merger divided by (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger;

(ii)	each outstanding deferred stock unit (“DSU”) of Hudson City (other than performance DSUs described in clause (iii) below) was converted into an award with respect to shares M&T common stock in a number equal to the product of (x) the number of shares of Hudson City common stock subject to the DSU immediately before the effective time of the merger and (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger;

(iii)	each performance-based DSU of Hudson City that was granted prior to August 27, 2012 was converted into the right to receive cash merger consideration, and each other performance based DSUs of Hudson City was converted into the right to receive 0.08403 of a share of M&T common stock, and will otherwise remain subject to the same terms and conditions applicable prior to merger; and

(iv)	other Hudson City stock awards were converted into the right to acquire or receive benefits measured by the value of the number of shares of M&T common stock equal to the product of (x) the number of shares of Hudson City common stock subject to such award immediately before the effective time of the merger and (y) the exchange ratio, and will otherwise remain subject to the same terms and conditions applicable prior to the merger.

The foregoing description of the Merger Agreement and the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the related amendments thereto, which are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the merger, Hudson City no longer fulfills the listing requirements of the NASDAQ Stock Market (the “NASDAQ”). On October 30, 2015, Hudson City notified the NASDAQ that the transactions contemplated by the Merger Agreement had closed and that the merger would become effective on November 1, 2015 and requested that the NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of delisting of Hudson City common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, Hudson City common stock will no longer be listed on the NASDAQ.

Additionally, Hudson City intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Hudson City’s common stock under Section 12(g) of the Exchange Act and the suspension of Hudson City’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the effective time of the merger, each outstanding share of Hudson City common stock (other than exception shares and dissenting shares as set forth in the Merger Agreement) was converted into the right to receive the merger consideration, and each Hudson City stock award was converted into the right to receive the consideration set forth under Item 2.01 above.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On November 1, 2015, Hudson City was merged with and into WTC pursuant to the Merger Agreement, with WTC surviving the merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the merger, Hudson City’s directors and executive officers ceased serving as directors and executive officers of Hudson City. At the effective time of the merger, pursuant to the terms of the Merger Agreement, Denis J. Salamone, the former Chairman and Chief Executive Officer of Hudson City, was appointed as director of M&T (with the term expiring at the first annual meeting of M&T shareholders following the Effective Time), and the remaining former directors of Hudson City (except for Anthony J. Fabiano, who was not a director on the date of the Merger Agreement) were invited by M&T to serve until the third anniversary of the Closing Date as members of a regional advisory board of M&T.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the effective time of the merger, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Hudson City ceased to be in effect by operation of law and the organizational documents of WTC (as successor to Hudson City by operation of law) remained the Certificate of Incorporation and Bylaws of surviving corporation, consistent with the terms of the Merger Agreement. Copies of the Articles of Incorporation and Bylaws of WTC are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILMINGTON TRUST CORPORATION, as successor to Hudson City Bancorp, Inc.

Date: November 2, 2015	By:	/s/ Brian R. Yoshida
		Name:	Brian R. Yoshida
		Title:	Group Vice President and Deputy General Counsel

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 27, 2012, by and among M&T Bank Corporation, Hudson City Bancorp, Inc. and Wilmington Trust Corporation (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Hudson City Bancorp, Inc. on August 31, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated August 27, 2012 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Hudson City Bancorp, Inc. on April 15, 2013).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated August 27, 2012 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Hudson City Bancorp, Inc. on December 17, 2013).

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated August 27, 2012 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Hudson City Bancorp, Inc. on December 9, 2014).

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated August 27, 2012 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Hudson City Bancorp, Inc. on April 17, 2015).

3.1	Third Amended and Restated Certificate of Incorporation of Wilmington Trust Corporation (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K, filed by Wilmington Trust Corporation on May 19, 2011).

3.2	Amended and Restated Bylaws of Wilmington Trust Corporation (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K, filed by Wilmington Trust Corporation on May 19, 2011).